                                                                      Exhibit 24


                               POWER OF ATTORNEY

      The director of Washington Banking Company (the "Company"), whose signature appears below, hereby appoints Michal D. Cann or Robert B. Olson, or either of them, as his attorney to sign, in his name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to
Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

      This Power of Attorney has been signed by the following person in the capacity indicated on March 18, 2004.


             SIGNATURE                                                 TITLE
             ---------                                                 -----

/s/ Michal D. Cann                                                    Director
-----------------------------------
Michal D. Cann

/s/ Jerry C. Chambers                                                 Director
-----------------------------------
Jerry C. Chambers

                                                                      Director
-----------------------------------
Marlen L. Knutson

/s/ Karl C. Krieg III                                                 Director
-----------------------------------
Karl C. Krieg, III

/s/ Jay T. Lien                                                       Director
-----------------------------------
Jay T. Lien

/s/ Robert B. Olson                                                   Director
-----------------------------------
Robert B. Olson

/s/ Anthony B. Pickering                                              Director
-----------------------------------
Anthony B. Pickering

/s/ Alvin J. Sherman                                                  Director
-----------------------------------
Alvin J. Sherman

/s/ Edward J. Wallgren                                                Director
-----------------------------------
Edward J. Wallgren